EXHIBIT 99.1

                                    AGREEMENT
                       FOR THE ASSIGNMENT OF PATENT RIGHTS

         THIS AGREEMENT FOR THE ASSIGNMENT OF PATENT RIGHTS, dated this 7th day of April, 2002, by and between

         MARSHAL  ANLAUF  THOMPSON,  an  individual  who resides at 1253 N.
Modesto, Camarillo, California 93010(hereinafter referred to as ("Thompson"),
and

        QUICKTEST 5, INC., a Delaware Corporation, organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Quicktest").

                              W I T N E S S E T H:

         WHEREAS, Thompson is the Inventor and proprietary owner of that certain
United States Patent No. 6,268,386 dated July 31, 2001 for Nicotine Beverage.
Said Thompson originally filed his application as No. 104225 on June 25, 1998.
The Abstract in said Patent states: "A liquid composition including a Nicotine or alkaloid having the same direction of activity, content between 0.0001% and
0.1%." "Current U.S. Class: 514/343;514/810;514/813." "Inten'l Class:
A61K031/44." "Field of Search: 514/343,810,013." Said Thompson owns all rights, titles and interest in and to said Patent, information he owns regarding certain technology for the manufacture of products using said Patent as well as pending and existing intellectual property matters, to include patenting, trademarking, brand naming, service marking, and copyrighting of Thompson's product lines, technologies and inventions, future plans and operations, to include, but not limited to, all products, technology, and market research and development done in support of such future plans and operations. A true and correct copy of said
Patent is attached as Exhibit "A" and incorporated in this Agreement by reference.

         WHEREAS, pursuant to the terms and subject to the conditions hereof,
Thompson has agreed to assign all his right title and interest of his Patent
Rights and does hereby sell, transfer, assign and set over unto Quicktest 5,
Inc., his entire right title and interest in and to the Patent, in the United
States of America and all foreign countries together with all common law rights related thereto, all rights of renewal and extension, and the right to recover for damages and profits for past infringements thereof.-
Worldwide.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound, the Thompson and the Quicktest

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hereby agree as follows:
                                    ARTICLE 1
                                   DEFINITIONS

         1.1    Definitions. Whenever used in this Agreement, the Recital
above, or any Exhibit hereto, unless otherwise required by the subject matter or the context, the following terms shall have the meanings respectively ascribed to them:

         (a)    "Affiliate" means, in respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first Person.

         (b)    "Best knowledge" means, in respect of a Person, that nothing has come to the attention of that Person that gives such Person actual knowledge of the existence or absence of any material information or fact bearing on the matter.

         (c)  "Books and Records" are those records maintained by Quicktest or
Quicktest's Affiliates kept in the ordinary course of business applying "GAAP"
principles.

         (d)  "Claim" means a written notice asserting a breach of a representation, warranty or covenant specified in the Agreement which shall reasonably set forth, in light of the information then known to the party giving such notice, a description of and an estimate (if then reasonable to make) of the amount involved in such breach or for a claim for injunctive relief.

         (e)    "Competing Person" means any Person a substantial majority of whose business is in the same business as Thompson and who is a direct competitor of Thompson or any of its Affiliates or any Person that is an
Affiliate of such Person.

         (f)    "Confidential Information" means any confidential or secret information or data, whether or not reduced to writing, pertaining to the
Patent, including scientific or technical knowledge, expertise, skill, practice, proprietary rights, copyrights, patented or un-patented inventions, formulas, trade secrets, manufacturing techniques and procedures, analytical methodology, processes, and data and shall include any and all technology, pending and existing intellectual property matters, including patenting, trademarking, brand naming, service marking, and copyrighting of Thompson's product lines, technologies and inventions, future plans and operations, to include, but not limited to, all products, technology, and market research and development done in support of such future plans and operations.

         Provided however, that in respect of the obligations of either party hereunder, the term "Confidential Information" shall not include any information that (i) is now or subsequently enters the

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public domain through means other than direct or indirect disclosure by a party in violation of the terms of this Agreement or (ii) is lawfully communicated to a party by a third party, free of any confidentiality obligation, subsequent to the date hereof.

         (g)    "Control" means (i) when used in respect of any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise, and (ii) when used in respect of any security, the possession, directly or indirectly, of the power to vote, or to direct the voting of, such security or the power to dispose of, or to direct the disposition of, such security.

         (h)    "Controlling Person" means, in respect of any business
organization or other legal entity, a Person having control of such business, organization or entity, and any second Person having Control of such first
Person, and so on in an ascending order up to and including the last Person having Control of the next preceding Person who is not subject to the Control of any other Person.

         (i)    "Enhancements" means any change, correction, modification, improvement, enhancement, addition or revision to the Patent.

         (j)     Intentionally left blank

         (k)    "First Distribution" shall mean the first distribution of
Quicktest's Product utilizing the Licensed Patent of Thompson for consideration to any Third-Party.

         (l)    "GAAP" mean generally accepted accounting principles
consistently applied.

         (m)   "Governmental Authority" means any governmental body, agency or official of any county or political subdivision of any country.

         (n)    "Indemnified Party" means the Person who is entitled to
indemnification for, and to be held harmless in respect of, a claim, cause of action or any other proceedings, as provided under the terms and subject to the conditions of this Agreement.

         (o)    "Indemnifying Party" means the party hereto that is obligated to indemnify and to hold harmless another Person in respect of a claim, cause of action or any other proceeding, as provided under the terms and subject to the conditions of this Agreement.

         (p)    "Intellectual Property" means all intellectual and industrial property and includes (i) inventions and patents for inventions, including re-issue thereof and continuation and continuations in part, (ii)
copyrights,(iii) designs and industrial designs, (iv) trade marks, and any word, symbol, icon, logo or other indicia or origin adopted or used in connection with the license or service and (v) trade secrets and confidential information described in (f) above.

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         (q)    "Intellectual Property Rights" means all intellectual and
industrial property and other proprietary rights in respect of Intellectual
Property, and includes all right to Intellectual Property.

         (r)    "Know-How" means "The Confidential Information" and proprietary information, including any formula, pattern, compilation, method, invention, technique or process, used in the creation of the Patent.

         (s)    "Net Revenues" means all revenues received (as such receipt is determined on a cash basis in accordance with GAAP) by the Quicktest from the sale of its products and services in which the Licensed Product is utilized, net of free and discounted items, rebates, returns, adjustments, sales and other taxes associated or incurred in connection with Quicktest' sale of its products and services, and recoveries in bankruptcy.

         (t)     "Person" means a human being, partnership, association, joint venture, corporation, legal representative, trustee, trustee in bankruptcy, receiver or any other legal entity whatsoever.

         (u)  "Patent" means any and all proprietary rights of Thompson to the
Patent as described in Exhibit "A" and any enhancement thereof.

         (v) "Royalty Fee" Means that fee which represents $1.20 per case (case consists of 24 bottles per case) for all Products which utilize the Licensed
Patent Process of Thompson in any application, during the term of this Agreement in consideration for the granting of the assignment of the Patent by Thompson to
Quicktest herein.

         (w) "Thompson" means Marshal Anlauf Thompson, an individual who is the inventor and Patent holder, and assignor of Patent..

         (x)  "Quicktest's Product Line means "Nicotine Beverage" Water in the form and substance manufactured under the direction and control of Quicktest under its Trade Name, Trademark or any other name utilized by Quicktest.

         (y) "Third Party Claim" means, in respect of the obligations of an
Indemnifying Party hereunder, a claim asserted against, imposed upon or incurred by the Indemnified Party by any third party.

         1.2   Additional Terms. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references to
"party"

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and "parties" shall be deemed references to the parties to this Agreement and to a party's successor in title unless the context shall otherwise require. All references to Sections and Paragraphs shall be deemed references to Sections and
Paragraphs of this Agreement, unless the context shall otherwise require. All references herein to Schedules and Exhibits shall be deemed to be references to the Schedule(s) and Exhibit(s) attached to this Agreement. The terms "this
Agreement", "hereof, "hereunder", and similar expressions refer to this
Agreement as a whole and not to any particular Article or Section or other portion hereof and include any agreement supplemental hereto. The conjunction
"or" shall be understood in its inclusive sense (and/or).

        1.3 Headings. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

                                    ARTICLE 2

         2.1   ASSIGNMENT OF PATENT

        Subject to the terms and condition? of this Agreement, Thompson hereby grants to Quicktest an assign of all his right title and interest of his Patent
Rights and does hereby sell, transfer, assign and set over unto Quicktest 5,
Inc.,. his entire right title and interest in and to the Patent, in the United
States of America and all foreign, countries together with all common law rights related thereto, all rights of renewal and extension, and the right to recover for damages and profits for past infringements thereof.- Worldwide.

         Any Enhancements to Thompson's Patent shall be owned by Quicktest.

        If requested by Quicktest, Thompson herein agrees that he shall apply for and complete all necessary documents in order to make applications for the
United States Patent in other countries. If requested to do so by Quicktest,
Quicktest herein agrees to pay for all costs and fees connected with said
Patent. The parties agree that the owner of any Patent applied for in other jurisdictions, and paid for by Quickiest shall be owned by Quicktest.

        Thompson has utilized the Patent process in various manners and/or products. The Parties acknowledge that Quicktest has the exclusive right to utilizes said variation of the use of said Patent.

        The Parties agree that at such time as the new process is available for market, Quicktest shall pay a Royalty to be negotiated between the parties, in good faith, for commercially acceptable terms.

        In Consideration of the assignment of the above Patent, Quicktest 5, Inc.
shall give to Thompson One Hundred Thousand Shares (100,000) of its common stock upon the assignment of the Patent Assignment.

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        2.2  VALUE ADDED RESELLER

        Quicktest acknowledges that it is a Value Added Reseller (VAR), and that it shall sell Products utilizing the Patent for incorporation into systems which
Quicktest: (a) re-markets to unaffiliated third party users in the regular course of business, and/or (b) for uses in providing services to such third parties.

                                    ARTICLE 3

3.              Quicktest DUTIES

        Quicktest shall provide the following:

        3.1 Premises: Quicktest shall establish and maintain appropriate, premises and facilities.

        3.2 Promotion of Product and Adequate Sales Force: Quicktest agrees, as a material condition of assignment, to provide sufficient funds and adequate personnel to market the product line of Quicktest in order to meet the
Performance Goals as set forth below.

        3.3 Performance Goals: Quicktest agrees that the following Performance
Goals shall be met by Quicktest as a condition to the continuance of this
Agreement. It is the intent of this Agreement that the Quicktest will satisfy these goals on a yearly basis. Failure to due so will constitute grounds for termination. Said Performance Goals are set forth in Exhibit "B" -

        3.4 Quicktest Fee/ Royalty:

        (a) Quicktest shall pay to Thompson a Royalty of $1.20 per case (case consists of 24 bottles) on each and every case from the sale of Quicktest's
Product in which the Patent is utilized.

        (b) The first Royalty Fee shall start on the first day of the calendar quarter commencing at such time as Quicktest distributes "First Distribution"
its first Product to Third-Parties in which the Patent is utilized, and every quarter thereafter during the term of this Agreement.

        (c) Quicktest shall give prompt written notice of "First Distribution" to
Thompson distributed by Quicktest that contains the Patent.

        (d) If any Royalty Fee is not received when due, it will hi-' subject to an additional payment of one (1%) percent of the amount due per month or a portion thereof as liquidated damages for payments received later than the due date.

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        (e) If any payment due under this Agreement is not received by Thompson within sixty (60) days after the due date, the assignment shall be cancelled and terminated subject to Section 10.4 (a).

        3.5 Quarterly Reports:

        (a) Within thirty (30) days after the end of each calendar quarter, whether or not a Royalty Fee payment is due for that period, Quicktest shall provide
Thompson with a written statement with respect to such period specifying the number of cases sold of Quicktest's Product in which Thompson's Patent is utilized, and the amount of Royalty Fee due Thompson, if any.

        3.6 Records:

        (a) Quicktest shall keep complete and accurate records pertaining to the distribution and sale of Quicktest's Product appropriate to determine the
Royalty Fees payable under Sections 3.4 above of this Agreement for the preceding three (3) years.

        (b) At the request and expense of Thompson, an independent certified public accountant, selected by Thompson and approved by Quicktest, shall have access at
Quicktest's principal place of business during ordinary business hours, to such records maintained by Quicktest as may be necessary to (i) determine, with respect to any of the three (3) preceding years the correctness of any report or payment, made under this Agreement, or (ii) obtain information as to the
Quicktest Fee payable in the case of Quicktest's failure to report or pay such
Quicktest Fee pursuant to this Agreement. If deemed necessary or desirable in the sole opinion of the accountant, the accountant shall at Thompson's expense be permitted to consult with and obtain the assistance of consultants selected by the accountant and acceptable to Quicktest. Neither, the accountant nor the selected consultants shall disclose to Thompson or any Third- Parties any information relating solely to the accuracy of the reports and payment under this Agreement, in the event that the dollar amount of "Net Revenue" reported by
Quicktest for any quarter differs by more than five (5%) percent from actual as determined by said accountant or consultant, then Quicktest shall pay to
Thompson the actual Quicktest Fee plus any cost to Thompson for the accountant and/or consultant.

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                                   ARTICLE 4

                       REPRESENTATIONS AND WARRANTIES OF

                                  THOMPSON

        To induce the Quicktest to acquire the Patent rights, Thompson hereby makes the following representations and warranties:

        4.2 Authorization. Thompson has full authority to assign the Patent.
Thompson has full power and authority to execute and deliver this Agreement to consummate the transactions contemplated hereby. The execution, delivery and performrance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary parties required by law or otherwise to be taken by Thompson to authorize the execution and delivery of this Agreement and the agreements specified herein or the consummation of the transactions contemplated hereby and thereby.

        4.3 Binding Agreements. This Agreement constitutes the legal, valid and binding obligations of Thompson, enforceable in accordance with its terms.

        4.4 No Violation. Neither the execution and delivery by Thompson of this
Agreement nor the consummation by Thompson of the transactions contemplated hereby will (a) conflict with or violate any statute, law, regulation, rule, order, judgment or decree of any court or Governmental Authority binding upon or applicable to Thompson. Thompson is not a party to, nor is it bound by, and
Thompson Patent is not subject to, any agreement or commitment that prohibits the execution and delivery by the Quicktest of this Agreement or the consummation of the transactions contemplated hereby.

        4.5 Litigation. No action, suit, inquiry, audit, or to the Best Knowledge of Thompson no proceeding or investigation, by or before any court or governmental or other regulatory or administrative agency or commission is currently pending or, to the Best Knowledge of Thompson threatened, against, involving or arising in connection with Thompson's Product Line or that questions or challenges the validity of this Agreement or any action taken or to be taken by Thompson pursuant to this Agreement.

        4.6 Right to License Thompson's Patent. Thompson has the right to assign the Patent as described above.

        4.7 Intellectual Property Rights.

To the Best Knowledge of Thompson, the Patent rights and the use thereof will not infringe upon or violate any Intellectual Property Right of any Third
Person.

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                                    ARTICLE 5

                 REPRESENTATIONS AND WARRANTIES OF THE Quicktest

     To induce  Thompson to enter into this Agreement  with the  Quicktest,  the
Quicktest hereby represents and warrants to Thompson as follows:

        5.1 Corporate Organization and Good Standing. The Quicktest is a Company,
duly organized, validly existing and in good standing under the laws of the
State of Delaware.

        5.2 Authorization. Ths Quicktest has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action required by law, the
Quicktest's Articles of Incorporation, or otherwise to be taken by the Quicktest to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

        5.3 Binding Agreements. This Agreement constitutes the legal, valid and binding agreements of the Quicktest enforceable in accordance with its terms.

        5.4 No Violation. Neither the execution and delivery by the Quicktest of this Agreement nor the consummation by the Quicktest of the transactions contemplated hereby, will (a) violate any provisions of the Articles x-'fh?
corporation of the Quicktest; (b) conflict with or violate any statute, law, regulation, rule, order, judgment or decree of any court or Governmental
Authority binding upon or applicable to the Quicktest or by which the property or assets of the Quicktest are bound or affected.

        5.5 Litigation. No action, suit, inquiry, audit, or to the Best Knowledge of the Quicktest no proceeding or investigation, by or before any court or governmental or other regulatory or administrative agency or commission is currently pending or, to the Best Knowledge of the Quicktest threatened, against, involving or arising in connection with the Quicktest entering into this Agreement or that questions or challenges the validity of this Agreement or any action taken or to be taken by the Quicktest pursuant to this Agreement.

                                    ARTICLE 6

                            COVENANTS OF THE PARTIES

        6.1 Cooperation. Each party shall cooperate reasonably with the other in preparing and filing all notices, applications, reports and other instruments and documents which are required by any statute, rule, regulation or order of any Governmental Authority in connection with the transactions contemplated by this Agreement, including the use of the Patent.

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        6.2 Thompson working with Quicktest's Chemists. Quicktest shall have the right to select a Chemists of its choice to utilize the patent process of
Thompson to be used in Quicktest's Products. Thompson herein agrees that he shall devote such time as is necessary to assist the Chemists in perfecting a method of utilization of the Patent process in Quicktest's Product in order to maintain a high quality of the Products that has come to be associated with
Quicktest's Product.

        6.3 License to Exploit Patent Worldwide. Thompson hereby grants to the
Quicktest exclusive, fully paid right and license to use and exploit the Patent, or any Enhancements thereto, Worldwide in connection with the manufacture of
Quicktest's Products.

        6.4 Compliance with Laws. In connection with the assignment herein and the consummation of the transactions contemplated hereby and the performance by a party of its obligations hereunder, each Thompson and Quicktest shall comply with all applicable laws, requirements, rules, regulations and standards of
Governmental Authorities of any pertinent jurisdiction so that neither of the parties shall be subject to any fines or penalties; or violate any laws or regulations affecting the Patent, lease, license and sale of the Products contemplated herein,

        6.5 Confidential Information.

        The Quicktest shall keep, file and store the Confidential Information, together with any notes or other material incorporating or relating to the
Confidential Information, in a manner consistent with its confidential nature.
Except in respect to the exploitation and use of the Confidential Information by the Quicktest in respect of the exploitation of its rights and interests in and to Property. Quicktest shall take all appropriate action, whether by instruction, agreement or otherwise, to ensure that its directors, officers and employees do not disclose or misappropriate the Confidential Information, directly or indirectly. Notwithstanding the foregoing, Quicktest shall have the right to disclose Confidential Information to the extent that it is required to be disclosed by any applicable law or any rule or regulation of any Governmental
Authority having jurisdiction over the Quicktest, as the case may be.

                                    ARTICLE 7

                        PROTECTION OF THE PATENT RIGHTS

        7.1 Thompson not Liable for the Product Distributed by Quicktest:

        (a) Thompson assumes no responsibility for the Products of Quicktest which unitlizes the Patent which are sold to Third-Parties. No warranties made by Quicktest in connection with the Patent or the Products produced therefrom shall expressly or implicitly obligate Thompson.

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        (b) Quicktest shall indemnify and hold Thompson harmless against all claims for all losses, expenses and damages awarded by a court of competent jurisdiction, and reimburse Thompson for all reasonable legal fees and costs incurred by Thompson in defense of such claims arising from the distribution, use of the Patent of Quicktest's Product. Quicktest shall have the right to control any lawsuit based on such claims and to settle the same.

        7.2 Notice of Infringement or Unauthorized Use. Each party shall promptly inform the other party in writing of any notice of claim or action, or any threatened claim or action, against either party by any third Person arising out of in any way related to the Patent.

        7.3 Institution. Prosecution and Defense of Claims.

        (a) (i) Promptly following the delivery to the notice of any act of any infringement, unauthorized use, piracy or misappropriation of, or breach of any confidentiality agreement or affecting the Patent, or, in the case where such infringement, unauthorized use, piracy misappropriation or breach is discovered by the parties or is otherwise brought to its attention and the parties Thompson herein grants to the Quicktest authority to take such steps as shall be necessary in order to protect the Quicktest and Thompson's rights with respect to the said Patent, respectively, including, but not limited to, instituting or authorizing others to institute any claim, suit or proceeding at law or in equity arising out of or related to the infringement, unauthorized use, piracy or misappropriation of, or breach of any confidentiality agreement pertaining to, or in any way affecting the Patent.

        (ii) The institution, prosecution, maintenance and control of any claim, suit or proceeding at law or in equity arising out of or related to, or in any way affecting the Licensed Property shall be subject to the direction and control of the Quicktest, at its sole cost and expense, and any and all sums that may be received, obtained, collected or recovered in any such claim, suit or proceeding, whether by decree, judgment, settlement or otherwise, shall be the sole and exclusive property of the Quicktest.

        (b) If requested by Quicktest, Thompson shall join Quicktest as, a party complainant in any such claim, suit or proceeding.

        (c) Quicktest shall defend, at its own expense, any claim that a
Third-Party shall institute effecting the Patent granted to the Quicktest herein. Thompson shall cooperate fully in the defense of any such claim, suit or proceeding against any party by a third Person, brought in connection with, arising out of or related to the Patent, and each party shall execute such documents and take such actions as may be reasonably requested by the other party and consistent with the rights and obligations of the parties hereunder.

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                                    ARTICLE 8
                                 INDEMNIFICATION

        8.1 Survival of Representations and Warranties and Covenants. Except as
otherwise expressly provided herein all representations and warranties made by any party in this Agreement shall survive from and after the date hereof and shall continue in effect for a period of two (2) years from the date hereof, and all covenants made by any party in this Agreement shall survive indefinitely unless otherwise terminated by the parties. Any right of indemnification pursuant to this Article 8 in respect of a claimed breach of any representation, warranty or covenant shall expire at the date of expiration of the representation, warranty or covenant claimed to be breached, unless on or prior to the Termination a claim has been made against the party from whom indemnification is sought. If a Claim is timely made, it may continue to be asserted beyond the Termination Date of the representation, warranty or covenant to which such Claim relates.

        8.2 Indemnification.

        (a) Thompson hereby agrees to indemnify and hold harmless Quicktest from and against all Damages asserted against, imposed upon or incurred by Quicktest, directly or indirectly, by reason of or resulting from, any breach or inaccuracy of any representation, warranty or covenant of Thompson set forth in this
Agreement.

        (b) The Quicktest hereby agrees to indemnify and hold harmless Thompson from and against all Damages asserted against, imposed upon or incurred by
Thompson, directly or indirectly, by reason of or resulting from any breach or inaccuracy of any representation, warranty or covenant of the Quicktest set forth in this Agreement.

                                    ARTICLE 9

        9. Injunctive Relief. Thompson and Quicktest hereby acknowledge and agree that any default under Section 6.8 "Confidential Information" above will cause damage to Thompson in an amount difficult to ascertain. Accordingly, in addition to any other relief to which Thompson may be entitled, Thompson shall be entitled to such injunctive relief as maybe ordered by any court of competent jurisdiction including, but not limited to, an injunction restraining any violation of Paragraph ***5.

                                   ARTICLE 10

                              TERM AND TERMINATION

        10.1 Term: The term of this Agreement shall be for the life of the Patent.
In addition thereto the

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        Royalty shall continue so long as the Patent Process is being used in any
Product or Products of Quicktest.

        10.2 Termination:

         BY THOMPSON:

        (a) Thompson may terminate this Agreement at any time upon Quicktest's failure to make payments due to Thompson pursuant to this Agreement, or to render statements as required by Section 3.4 , 3.5 and the continuation of such failure for more than thirty (30) days after delivery of written notice to
Quicktest of such failure.

        (b) The failure by Quicktest to perform the Performance Goals as set forth in Exhibit "B", and the continuation of such failure for more than thirty (30)
days after delivery of written notice to Quicktest of such failure.

        BY QUICKTEST:

        (a) In the event Thompson's initial Patent fails to meet the requirements needed by Quicktest to perfect its Products, then in that event, Quicktest shall give to Thompson within sixty (60) days of learning of the problem written notice of such defect to Thompson, Thompson shall have ninety (90) days to comet said problem, in the event, Thompson fails to correct the problem within the said ninety (90) days, Quicktest shall have the right to terminate this
Agreement.

        RIGHT TO TERMINATE BY EITHER THOMPSON OR QUICKTEST

        (a) Either party may terminate this Agreement upon thirty (30) days prior written notice in the event of the other party's breach of any material provision of this Agreement, if such default or breach is not remedied within thirty (30) days from the date of such notice.

        (b) If any representation or covenant made under this Agreement shall prove incorrect or misleading in any material respect when made.

        (c) If there shall be entered a decree or order by any court having jurisdiction in the premises constituting an order for relief in respect of
Quicktest under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, or similar office dealing with its property or of any substantial part of its properties, or ordering the winding-up or liquidation of the affairs, and any such decree or order shall continue in effect for a period of ninety (90) days consecutive days.

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        (d) If Quicktest shall file a petition, answer, or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or similar law, or Quicktest consents to the appointing of a receiver, liquidator, assignee, trustee, custodian, or similar office dealing with its property or of any substantial part of its properties, or consents to the ordering the winding-up or liquidation of the affairs, or Quicktest shall fail generally to pay its debts as such debts become due which shall continue in effect for a period of ninety (90) consecutive days.

        (e) Any failure to terminate shall not be construed as a waiver by the aggrieved party of its rights to terminate for future defaults or breaches.

        (f) In the event Thompson shall file a petition, answer, or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or similar law, or Thompson consents to the appointing of a receiver, liquidator, assignee, trustee, custodian, or similar office dealing with its property or of any substantial part of its properties, or consents to the ordering the winding-up or liquidation of the affairs, this Agreement shall not be terminated but remain in full force and effect and all rights of Thompson shall continue.

        10.3 Effect of Termination:

        (a) Upon the termination of this Agreement, each party shall at the request of the other party return all books, records, documents and data, which it shall have received from the other party pursuant to this Agreement.

        (b) Termination of this Agreement by either party shall not prejudice the right of Thompson to recover, nor excuse the obligations of Quicktest to pay any
Royalty Fee or other payments due at the time of termination or which become due after termination based upon rights vested prior to termination and shall not prejudice any cause of action or claim of Thompson or accruing under this
Agreement.

        (c) Upon termination of this Agreement for any reason whatsoever, Quicktest shall retain no right in any of Thompson's Patent.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

        11.1 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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11.2 Notices.
        (a) All notices, requests, demands and other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) on the date of delivery when delivered by hand, (ii) on the date of transmission when sent by facsimile transmission during normal business hours with telephone confirmation of receipt, (iii) on the next business day after transmission if sent by facsimile transmission after normal business hours, (iv) two (2) days after dispatch when sent by a reputable courier service that maintains records of receipt or (v) five (5) days after dispatch when sent by registered mail, postage prepaid, return-receipt requested; provided that, in any such case, such communication is addressed provided in the immediately following paragraph (b).

        (b) All notices, requests, demands and other communications which are required or may be given pursuant to the terms of this Agreement shall be addressed as follows:

         (i) If to Thompson:
         Marshall Anlauf Thompson
         1253 N. Modesto
         Camarillo, CA 93010

         Telephone: (805) 482 2710
         Facsimile: (805) XXXXXXXX

         With copy to Thompson's Attorney

         Frank J. Longo
         280 South Beverly Drive
         Beverly Hills, CA 90212
         Tel: (310)2719388
         Fax:(310)2719194

         (ii)If to the Quicktest:

         Quicktest 5, Inc.
         5655 Lindero Road
         Suite 120
         Westlake Village, CA 91362

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         Telephone: (866) 508 8378
         Facsimile: (818) 597-2455

or to such other address as any party shall have designated by notice in the foregoing manner to the other parties.

        11.4 Waivers. No waiver of any provision, condition or covenant of this
Agreement shall be effective as against the waiving party unless such waiver is
m writing and is signed by the waiving party.

        Waiver by a party as provided in this Section shall not be construed as, or constitute, either a continuing waiver of such provision, condition or covenant or a waiver of any other provision, condition or covenant hereof. The failure of any party at any time to require performance by the other party of any provision, condition or covenant of this Agreement shall in no way affect its right thereafter to enforce the provision, condition or covenant.

        11.5 Amendment. This Agreement may only be modified, supplemented or amended by a written instrument executed by the parties to it.

        11.6 Entire Agreement. This Agreement (together with the Exhibits expressly identified in this Agreement) constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, in respect of such subject matter.

         11.7 Applicable Law: Arbitration; and Consent to Jurisdiction.

        (a) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        (b) The Parties herein agree that all matters, claims or disputes between the Parties shall be resolved by arbitration shall be referred to, and finally settled by arbitration in accordance with the provisions of this Section
11,7(b). Either party may elect to commence the arbitration but in any event such election will only be effective if made by written notice to the other party hereto. Subject to the provisions hereinafter set forth, the arbitration shall be conducted and determined in accordance with the rules of the
International Arbitration Rules of the American Arbitration Association, as
modified as follows:
                (i) The arbitration shall be conducted with three (3)
arbitrators. Each of Thompson and the Quicktest shall appoint one (1) arbitrator and the two (2) arbitrators thus appointed shall appoint the third arbitrator.
If the two (2) arbitrators fail to agree on the third arbitrator within thirty
(30) days of their appointment, the appointment shall be made, upon request of a party, by the American Arbitration Association.

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                (ii) The decision of the arbitrators shall be final and binding and neither party shall appeal the decision on any basis to any court.

                (iii) Upon failure, refusal or inability of any arbitrator to act, his or her successor shall be appointed in the same manner as provided his or her original appointment.

                (iv) The arbitrators shall render the decision and award in writing with counterpart copies to all parties. The arbitrators shall have no right to modify the terms of this Agreement. The costs of the arbitration, including the fees and expenses of counsel, expert and witness fees, and costs of the arbitrators shall be in the discretion of the arbitrators, who shall have the power to make any award which is just in the circumstances.

                (v) The arbitration proceeding shall take place in Los Angeles. C alifornia. The arbitrators shall apply the laws of the State of California without reference to the conflicts of laws thereof.

        (c) Any suit, action or proceeding instituted by either party hereto, including any proceeding to enforce an award of damages by the arbitrators, may be brought in the courts of the State of California and except to the extent as otherwise provided in this Section 9.7, said courts shall have exclusive jurisdiction with respect to all actions, suits, motions, issues or other matters whatsoever arising out of this Agreement. The parties hereby consent to in personam jurisdiction of such courts and irrevocably waive any objection and any right of immunity on the ground of venue, the convenience of forum or the jurisdiction of such courts or from the execution of judgments resulting therefrom.

        11.8 Assignments. This Agreement may be assigned by either any party hereto without the prior written consent of the other party. However, in the event
Quicktest assigns its rights and/or obligation under this Agreement, said assignment is conditioned upon the assignee executing a document and/or assignment that provides that the assignee shall be obligated for the Royalty
Fee and performance required by Quicktest herein and as amended from time to time.

        11.9 Binding Effect; Benefits. This Agreement shall redound to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns. Except for the provisions of Article 8, nothing contained in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

        11.10 No Joint Venture. Each of the parties hereto is an independent contractor and neither party is nor shall be considered to be the agent of the other party for any purpose whatsoever. Neither party has any authorization to enter into any contracts nor assume any obligations for the other party nor make any warranties or representations on behalf of the other party, other than as expressly authorized herein. Nothing in this Agreement shall be construed as establishing an agency, partnership or joint venture relationship between the parties hereto.

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        11.11 Conditions Precedent. Each and every provision of this Agreement shall be contingent and become effective only upon the execution and delivery of the assignment of Patent.

        11.12 Rights of Third Parties Thompson herein agrees and acknowledges that
Frank J. Longo is to receive Twenty (20%) of his interest in the Royalties and stocks granted under this Agreement. Further, Stuart Garret is to receive
Twenty-five (25%) of the remaining eighty (80%) of the interest in Thompson's
Royalty and stocks under this Agreement.

       11.12 Exhibits and Other Agreements.

        (a) The Exhibits and other agreements specifically referred to in, and delivered pursuant to, this Agreement are an integral part of it.

        (b) The following are the Exhibits annexed hereto and incorporated by reference and deemed to be part hereof:

                (i) Exhibits:
                Exhibit A - True and correct copy of Patent
                Exhibit B - Performance Goals
                Exhibit C - Patent Assignment

        IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto, all as of the date first above written.

             MARSHAL ANLAUF THOMPSON        QUICKTEST 5, INC.

DATE: 4-7-02                                DATE: 4-7-02

    BY:__________________________               BY:_________________________

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                                   EXHIBIT "B"

        3.3 Performance Goals: Quicktest agrees that the following Performance
Goals shall be met by Quicktest as a condition to the continuance of this
Agreement. It is the intent of this Agreement that the Quicktest will satisfy these goals on a yearly basis. Failure to due so will constitute grounds for termination. Said Performance Goals are set forth in this Exhibit "B"

        (a) During the first year, Quicktest shall have a sold a minium of Five
Hundred Thousand (500,000) cases of its product in which Thompson is entitled to a Licensed Fee.

        (b) During any year thereafter for each year during the balance of the term of this Agreement, Quicktest shall have a sold a minimum of One Million
(1,000,000) cases of its products in which Thompson is entitled to a Royalty
Fee.

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                                   EXHIBIT "C'

                                PATENT ASSIGNMENT

        WHEREAS, Marshal Anlauf Thompson, is the owner an inventor of that certain
United State Patent No. 6,368,386, Patent registrations and applications in the form more fully described in Exhibit A hereto (the "U.S. Patent");

        WHEREAS, Marshal Aniauf Thompson and Quicktest 5, Inc. a Delaware
corporation ("Quicktest") have executed that certain Agreement for the License of Patent Rights,

        WHEREAS, pursuant to the terms of the Agreement for the License of Patent
Rights, Marshal Anlauf Thompson desires to assign and Quicktest desires to receive all of Marshal Anlauf Thompson's right, title and interest in and to the
U.S. Patent together with any and all enhancements together with the goodwill associated therewith.

        NOW THEREFORE, for the consideration set forth in the Agreement for the
License of Patent Rights, and other good and valuable consideration, the receipts and sufficiency of which is hereby acknowledged, Marshall Anlauf
Thompson hereby sells, transfers, assigns and sets over unto Quicktest 5, Inc., a Delaware corporation, its successors and assigns, all of Marshal Anlauf
Thompson's entire right, title and interest in and to the Patent, in the United
States of America and all foreign countries, together with the good will of
Marshal Anlauf Thompson's business, all common law rights related thereto, all rights of renewal and extension, and the right to recover for damages and profits for past infringements thereof.

        Marshall Anlauf Thompson agrees to execute and deliver at the request of
Quicktest 5, Inc., all papers, instruments, and assignments, and to perform any other reasonable acts the Quicktest 5, Inc. may request in order to vest all of
Marshall Anlauf Thompson' right, title and interest in and to the U.S. Patent and/or to provide evidence to support any of the foregoing in the event such evidence is deemed necessary by Quicktest 5, Inc. to the extent such evidence is in the possession or control of Marshall Anlauf Thompson.

         Executed as of the 7th Day of April, 2002

         /s/ Marshall Anlauf Thompson
         -----------------------------
             MARSHALL ANLAUF THOMPSON

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